Segment information (Tables)	12 Months Ended
Mar. 31, 2020
Segment Reporting [Abstract]
Schedule of product sales relate to sales of apparel, cosmetics and other products

	Year Ended March 31,
	2018	2019	2020
	(Amounts in thousands of RMB)
Apparel	727,053	779,641	908,937
Cosmetics	111,814	99,375	29,182
Other product sales	73,645	63,765	54,484
Product sales	912,512	942,781	992,603
Services	35,068	150,657	303,247
Total net revenue	947,580	1,093,438	1,295,850